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                                                                   EXHIBIT 23.1


                        CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-12067, 333-26725, 333-43579, 333-49341) on Form S-8.


                                            ARTHUR ANDERSEN LLP

San Francisco, California
December 20, 1999